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                          U.S. SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 13, 2004
                                                  ---------------------


                            ACCESSPOINT CORPORATION
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             (Exact name of registrant as specified in its charter)


           Nevada                      000-29217               95-4721385
 ------------------------------       ------------       ----------------------
   (State or jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)


3003 S. Valley View Blvd., Suite 190, Las Vegas, NV              89102
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (702) 809-0206
                                                    ------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

See Item 8.01 below.


ITEM 8.01   OTHER EVENTS

Accesspoint announced today that Mr. Gene Valentine has resigned from the positions of President, Chief Financial Officer and Chief Executive Officer, and as a Director of the Board. Mr. Valentine stated to the Board that it was time for the Company to reinvent itself under new management.

Mr. Michael Savage, Accesspoint's Chairman of the Board, was elected to serve as President, Chief Financial Officer and Chief Executive Officer of Accesspoint.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         Exhibit No.       Description
         -----------       -----------
            99.1           Resignation letter dated December 8, 2004 from Gene
                           Valentine



                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Accesspoint Corporation


Dated:  December 13, 2004                 By: /s/ Michael Savage
                                          --------------------------------------
                                          Michael Savage
                                          President, Chief Financial Officer and
                                          Chief Executive Officer


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